Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Small-cap growth stocks advanced in the second half of 2006, as the U.S. stock market completed its fourth consecutive year of gains since the end of the 2000–2002 bear market. Equities were lifted by substantial merger and leveraged buyout activity, continued strong corporate earnings growth despite an economic deceleration, and declining oil prices and long-term interest rates. Investors were also pleased that the Federal Reserve, which increased the federal funds target rate to 5.25% at the end of June, refrained from raising it further in anticipation that slower economic growth would allow inflation to moderate over time.

Your fund returned 3.43% in the second half of 2006 and 3.35% for the entire year. As shown in the Performance Comparison table, the fund trailed its Lipper peer group index and the Russell 2000 Growth Index in both periods. The fund’s substantial 12-month underperformance reflects its flat results in the first half of the year. In the last six months, fund performance versus the Russell benchmark was hurt by relative weakness in our consumer discretionary, industrials and business services, and energy holdings. Low exposure to the robust materials sector and a higher-than-average allocation to energy stocks, which skidded as oil prices tumbled, also worked against us. On the plus side, the fund benefited from relatively favorable stock selection among health care, technology, and financials stocks.

HIGHLIGHTS

• Small-cap growth stocks advanced in the last six months, as the stock market completed its fourth consecutive positive year.

• Your fund trailed its Lipper peer group index and the Russell 2000 Growth Index in the 6- and 12-month periods ended December 31, 2006.

• We are changing the fund’s benchmark effective May 1, 2007, but the fund’s primary objective will remain the same. We will employ a number of quantitative models developed by T. Rowe Price to identify and invest broadly in stocks of small growth companies with favorable attributes and long-term prospects.

• Growth stocks have lagged value since the technology bubble burst in 2000, but we feel the signs are pointing to a growth stock recovery. As economic growth moderates, companies with durable earnings growth should regain investors’ attention.

We are introducing the fund’s new benchmark, the MSCI U.S. Small Cap Growth Index, which was approved by the fund’s Board of Directors and will be effective May 1, 2007. In the course of classifying growth and value stocks, MSCI looks at multiple factors that we believe more closely correspond to what typical investors consider when categorizing growth and value stocks. In addition, we believe that MSCI’s index rebalancing and inclusion policies are more favorable. The MSCI U.S. Small Cap Growth Index may be rebalanced twice per year (compared with once for Russell indexes), and MSCI seems more flexible about keeping a stock in the index if it temporarily falls out of MSCI’s range of small-cap growth stocks.

MARKET ENVIRONMENT

U.S. economic growth moderated significantly over the course of 2006. According to the latest data, the economy expanded at an annualized rate of 2.0% in the third quarter versus 2.6% in the second and 5.6% in the first. The slowdown reflected a significantly cooler housing market, softer manufacturing activity, and some deceleration of consumer spending amid high energy costs, rising mortgage costs, and slower housing equity growth.

The overall rate of inflation has eased somewhat as oil and gas prices declined from their summer peaks, but “core” inflation (excluding food and energy prices) has remained above the stated comfort zone of Federal Reserve officials. Nevertheless, the central bank refrained from raising the fed funds rate in the last six months based on the moderation of U.S. economic growth and expectations that inflation will diminish over time. However, Fed officials believe that “some inflation risks remain” and have left open the possibility of additional rate increases.

Small-cap stocks lagged large-caps in the second half of 2006 but outperformed for the full year. In the last six months, the Russell 2000 Index advanced 9.38% versus 12.74% for the S&P 500 Index; for the entire year, the Russell benchmark climbed 18.37% versus 15.79% for the S&P 500. As measured by various Russell indexes, value stocks did significantly better than growth in both periods across all market capitalizations.

In the small-cap growth universe, some of the top-performing sectors in the last six months were utilities, materials, and consumer staples, but these segments have very low representation in small-cap growth portfolios and indexes. In contrast, information technology, health care, and industrials and business services—which have much greater representation—produced more moderate gains, while energy stocks declined. For the entire year, all major sectors advanced, led again by utilities, materials, and consumer staples. Most other sectors generated moderate returns, but health care stocks lagged substantially.

PORTFOLIO REVIEW

Before we discuss the portfolio in detail, we would like to assure our shareholders that the fund’s primary objective has not changed. We will continue to seek and invest broadly in stocks of small growth companies. We intend to own approximately 300 names, and individual holdings typically will not represent more than 1.0% of fund assets. This level of diversification helps us manage the risks of investing in small-cap growth companies. Sector allocations will generally be in line with those of our new MSCI benchmark, but we may occasionally overweight or underweight certain sectors based on our analysis.

We employ a number of quantitative models developed by T. Rowe Price to identify stocks that should be included in the portfolio. Based on the rankings of these models and fundamental research, we construct and manage the portfolio in a “bottom-up” manner and consider stock characteristics such as projected earnings and sales growth rates, valuation, capital usage, and earnings quality. We also consider portfolio risk characteristics in the process of adjusting fund holdings.

As shown in the table on page 4, several of the portfolio’s characteristics closely resemble those of the MSCI U.S. Small Cap Growth Index, such as the investment-weighted median market capitalization, the average company yield, and the price/earnings (P/E) ratio. The historical and projected earnings growth rates of our holdings and their return on equity are higher than those of the benchmark, which signifies our emphasis on companies that we believe are capable of achieving superior long-term earnings growth.

The information technology sector contributed the most to fund performance in the last six months. Software stocks paced the sector’s advance, led by Hyperion Solutions, a maker of business performance management software, and Activision, which benefited from consumer demand for home video games and new systems. In contrast, navigation services provider NAVTEQ stumbled in part because of sluggish automobile sales throughout the year. Semiconductor stocks did well, especially Varian Semiconductor Equipment and Advanced Energy Industries, but other industries lagged, particularly IT services. Two exceptional holdings that produced outstanding results were communications equipment company F5 Networks and thermal imaging systems maker FLIR Systems.

Our health care stocks contributed significantly to the fund’s performance in the second half of the year. Pharmaceutical shares contributed the most, led by Medicines Company, whose drug Angiomax may remain protected from generic competition for several more years. Biotechnology stocks also did well, thanks largely to Myogen, which was acquired by Gilead Sciences. Other health care industries were less robust, as strength in Immucor and dialysis services provider DaVita was offset by weakness in other holdings.

Stocks in the financials sector produced good returns in the last six months. Gains were concentrated among asset managers, brokerages, and diversified services companies, particularly companies that own securities exchanges. These companies benefited from favorable capital market conditions, falling interest rates, and increased investment activity. Our commercial banks were lackluster.

Energy stocks detracted the most from our performance in the last six months, hammered by a steep decline in oil prices. Most of our holdings declined, but Hydril (a maker of pressure control products used in oil and natural gas drilling) and Cabot Oil & Gas were two exceptions. In contrast, the materials sector, which is one of the smallest sectors of the small-cap growth universe, performed very well in the last six months. Consequently, underweighting the sector relative to the Russell and MSCI benchmarks limited our gains.

Industrials and business services stocks, many of which are cyclical, struggled as economic growth decelerated during our reporting period. Despite meaningful declines in energy costs, stocks of trucking and railroad companies headed south as the slowing economy jeopardized their business prospects. Aerospace and defense stocks fared much better, especially Ceradyne, whose earnings surged due to strong U.S. military demand for body armor. Our commercial services and supply companies did best in the sector, led by professional services firm Resources Global Professionals, but our longtime holding Corporate Executive Board surrendered some of its gains in the last six months.

Consumer discretionary stocks produced gains in the second half of our fiscal year, but sluggish performance of our holdings crimped our returns versus the Russell benchmark. Media stocks lagged, as the industry continued to grapple with intense competition from the Internet, but several companies were lifted by private equity buyouts as well as asset sales and cost cutting. Unfortunately, we had very little exposure to the media industry, and our position in Getty Images fell sharply due to earnings weakness and an SEC probe into the company’s options practices. Specialty retailers were mixed, as gains in AC Moore Arts & Crafts and Hibbett Sporting Goods offset poor performance of Zumiez and Christopher & Banks. Gaming stocks fared well, helped by excellent industry fundamentals, brisk expansion of gaming in the Chinese city of Macau, and leveraged buyout (LBO) activity. Our position in slot machine and video game maker WMS Industries performed well, but Shuffle Master declined due to higher expenses and pressure on its profit margins.

OUTLOOK

Small-cap stocks have outperformed their large-cap peers for almost eight years—a remarkable feat. In fact, one could argue that conditions and the outlook for small businesses are better today than they were in the 1990s. The fundamentals and growth prospects are excellent and, we believe, are critical to the durability of the U.S. economic expansion.

Since the technology bubble burst in 2000, growth stocks have lagged value as they worked off excessive valuations. We feel the signs are pointing to a growth stock recovery. As economic growth moderates, investments in companies with durable earnings growth should regain investors’ attention. Additional tailwinds include supportive interest rates and stronger-than-average fundamental valuations.

Regardless of macroeconomic trends, we will continue to seek and build a portfolio of small-cap growth stocks with favorable attributes and long-term prospects. We thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 25, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

MANAGER CHANGE

In October 2006, Sudhir Nanda replaced Paul Wojcik as the fund’s portfolio manager. Mr. Nanda is also an analyst in T. Rowe Price’s Quantitative Equity Group. Before joining the firm in 2000, he was an assistant professor of finance at Penn State University. Mr. Nanda earned a B.A. with honors in mathematics from St. Stephen’s College and an M.B.A. from the Indian Institute of Management. He also received a Ph.D. in finance from the University of Massachusetts.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price/Earnings (P/E) Ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 99.6%		
CONSUMER DISCRETIONARY 16.5%		
Auto Components 0.7%		
Drew Industries (1)	1,800	47
Gentex	24,300	378
LKQ Corporation (1)	6,900	159
		584
Automobiles 0.4%		
Thor Industries	8,400	369
		369
Diversified Consumer Services 1.9%		
Bright Horizons Family Solutions (1)	11,300	437
ITT Educational Services (1)	11,600	770
Jackson Hewitt Tax Service	14,900	506
		1,713
Hotels, Restaurants & Leisure 3.6%		
BJ's Restaurants (1)	15,700	317
CEC Entertainment (1)	3,950	159
International Speedway, Class A	1,500	77
Orient-Express, Class A	5,300	251
PF Chang's China Bistro (1)	5,400	207
Rare Hospitality International (1)	16,100	530
Scientific Games, Class A (1)	1,300	39
Shuffle Master (1)	15,600	409
Sonic (1)	16,705	400
Station Casinos	3,000	245
The Cheesecake Factory (1)	7,000	172
WMS Industries (1)	11,000	384
		3,190
Household Durables 0.8%		
Harman International	1,800	180
IRobot (1)	10,000	180
MDC Holdings	4,535	259

Toll Brothers (1)	3,900	126
		745
Internet & Catalog Retail 1.2%		
Coldwater Creek (1)	25,225	619
Drugstore.com (1)	50,600	185
Nutri/System (1)	4,500	285
		1,089
Leisure Equipment & Products 1.0%		
MarineMax (1)	18,600	482
Pool	10,080	395
		877
Media 0.3%		
Getty Images (1)	5,500	236
Morningstar (1)	1,000	45
		281
Multiline Retail 0.1%		
Fred's	6,500	78
		78
Specialty Retail 5.8%		
AC Moore Arts & Crafts (1)	28,500	618
Charlotte Russe Holding (1)	8,700	267
Christopher & Banks	12,200	228
Citi Trends (1)	9,200	365
GameStop, Class A (1)	3,000	165
Gymboree (1)	14,700	561
Hibbett Sporting Goods (1)	19,300	589
O'Reilly Automotive (1)	22,000	705
Pacific Sunwear (1)	4,712	92
Ross Stores	6,500	190
TSC (1)	8,600	384
Tween Brands (1)	4,800	192

Williams-Sonoma	6,000	189
Zumiez (1)	20,200	597
		5,142
Textiles, Apparel & Luxury Goods 0.7%		
Fossil (1)	6,875	155
Quiksilver (1)	19,800	312
Timberland, Class A (1)	3,500	111
		578
Total Consumer Discretionary		14,646
CONSUMER STAPLES 1.8%		
Beverages 0.3%		
Boston Beer, Class A (1)	7,600	274
		274
Food & Staples Retailing 0.7%		
United Natural Foods (1)	16,400	589
		589
Food Products 0.4%		
SunOpta (1)	45,100	397
		397
Household Products 0.4%		
Church & Dwight	7,700	328
		328
Total Consumer Staples		1,588
ENERGY 9.4%		
Energy Equipment & Services 4.9%		
Acergy SA, ADR (1)	7,600	146
Atwood Oceanics (1)	3,900	191
Core Laboratories (1)	3,600	292

FMC Technologies (1)	9,000	555
Global Industries (1)	16,800	219
Grey Wolf (1)	6,500	45
Helmerich & Payne	13,100	320
Hydril (1)	4,200	316
Input/Output (1)	17,600	240
Lone Star Technologies (1)	2,700	131
Oil States International (1)	16,800	541
Seacor Holdings (1)	2,100	208
TETRA Technologies (1)	15,600	399
Todco (1)	8,000	273
Unit (1)	4,600	223
W-H Energy Services (1)	5,600	273
		4,372

Oil, Gas & Consumable Fuels 4.5%

Bill Barrett (1)	7,200	196
Bois d Arc Energy (1)	9,900	145
Cabot Oil & Gas	8,400	509
Comstock Resources (1)	16,400	509
Denbury Resources (1)	14,700	409
Forest Oil (1)	7,000	229
Foundation Coal Holdings	6,400	203
Frontier Oil	10,500	302
Helix Energy Solutions Group (1)	13,500	424
Mariner Energy (1)	13,065	256
Petrohawk Energy (1)	14,520	167
Quest Resource (1)	2,900	29
Ram Energy Resources (1)	5,700	31
Range Resources	16,800	461
Stone Energy (1)	4,400	156
		4,026
Total Energy		8,398

FINANCIALS 6.8%

Capital Markets 3.3%

Affiliated Managers Group (1)	8,500	893
Cohen & Steers	3,700	149
Eaton Vance	7,000	231
GFI Group (1)	1,600	100
Greenhill	7,900	583
Investors Financial Services	4,400	188
Knight Capital Group (1)	5,100	98
optionsXpress Holdings	6,800	154
Penson Worldwide (1)	4,000	110
Raymond James Financial	15,150	459
		2,965

Commercial Banks 1.5%

Boston Private Financial	7,400	209
East West Bancorp	7,300	259
Pinnacle Financial Partners (1)	5,400	179
PrivateBancorp	3,600	150
SVB Financial Group (1)	3,700	172
UCBH Holdings	16,200	284
Virginia Commerce Bancorp (1)	4,000	80
		1,333

Diversified Financial Services 1.1%

Intercontinental Exchange (1)	5,900	637
International Securities Exchange	4,900	229
NASDAQ Stock Market (1)	4,500	138
		1,004

Insurance 0.9%

Brown & Brown	6,600	186
Max Re Capital	7,100	176

StanCorp Financial Group	9,500	428
		790
Total Financials		6,092

HEALTH CARE 19.1%

Biotechnology 3.9%

Alexion Pharmaceutical (1)	5,000	202
Alkermes (1)	10,000	134
BioMarin Pharmaceutical (1)	16,300	267
Cephalon (1)	2,159	152
deCode genetics (1)	14,300	65
Digene (1)	13,500	647
Gen-Probe (1)	9,900	519
Human Genome Sciences (1)	9,700	121
Martek Biosciences (1)	3,000	70
Medarex (1)	7,100	105
Myriad Genetics (1)	3,400	106
Neurocrine Biosciences (1)	2,700	28
ONYX Pharmaceuticals (1)	7,600	80
Panacos Pharmaceuticals (1)	7,500	30
PDL Biopharma (1)	20,100	405
Senomyx (1)	12,500	162
Theravance (1)	4,600	142
United Therapeutics (1)	1,600	87
Vertex Pharmaceuticals (1)	4,202	157
		3,479

Health Care Equipment & Supplies 6.0%

American Medical Systems (1)	11,500	213
ArthroCare (1)	2,800	112
Cytyc (1)	15,100	427
Dentsply International	7,800	233
Edwards Lifesciences (1)	8,000	376
Hologic (1)	9,800	463

ICU Medical (1)	6,000	244
IDEXX Laboratories (1)	3,500	278
Immucor (1)	15,600	456
Integra LifeSciences (1)	2,300	98
Invitrogen (1)	6,100	345
Kyphon (1)	14,000	566
Mentor	4,200	205
Meridian Bioscience	11,300	277
Respironics (1)	19,000	717
Stereotaxis (1)	4,200	43
Steris	5,400	136
Thoratec (1)	10,500	185
		5,374
Health Care Providers & Services 4.2%		
Amedisys (1)	5,333	175
Community Health System (1)	6,000	219
Coventry Health Care (1)	9,750	488
DaVita (1)	13,350	759
Gentiva Health Services (1)	9,700	185
Healthspring (1)	4,000	82
Henry Schein (1)	3,000	147
LCA-Vision	1,200	41
LifePoint Hospitals (1)	5,900	199
Manor Care	5,500	258
Matria Healthcare (1)	9,750	280
Omnicare	6,200	240
Symbion (1)	13,000	241
Triad Hospitals (1)	4,000	167
United Surgical Partners (1)	8,400	238
		3,719
Health Care Technology 0.9%		
Computer Programs and Systems	23,300	792
		792

Life Sciences Tools & Services 1.6%		
Charles River Laboratories International (1)	2,500	108
Dionex (1)	1,700	97
Exelixis (1)	12,200	110
Pharmaceutical Product Development	15,200	490
Techne (1)	5,900	327
Varian (1)	4,000	179
Ventana Medical Systems (1)	2,400	103
		1,414
Pharmaceuticals 2.5%		
Atherogenics (1)	3,200	32
Medicines Company (1)	19,200	609
Medicis Pharmaceutical, Class A	16,500	580
Noven Pharmaceuticals (1)	20,900	532
Salix Pharmaceuticals (1)	12,759	155
Sciele Pharma (1)	4,500	108
Valeant Pharmaceuticals	11,900	205
		2,221
Total Health Care		16,999
INDUSTRIALS & BUSINESS SERVICES 17.1%		
Aerospace & Defense 2.7%		
Armor Holdings (1)	8,700	477
Ceradyne (1)	16,400	927
DRS Technologies	4,138	218
MTC Technologies (1)	12,500	294
Teledyne Technologies (1)	7,000	281
United Industrial	3,500	178
		2,375
Air Freight & Logistics 1.4%		
Forward Air	4,500	130
Hub Group, Class A (1)	3,200	88

Pacer International	4,600	137
UTi Worldwide	30,000	897
		1,252
Airlines 0.7%		
Republic Airways Holdings (1)	5,200	87
SkyWest	18,800	480
		567
Building Products 0.1%		
Simpson Manufacturing	3,300	104
		104
Commercial Services & Supplies 6.9%		
Administaff	5,000	214
Advisory Board (1)	20,800	1,114
ChoicePoint (1)	11,266	444
Corporate Executive Board	12,500	1,096
Global Cash Access (1)	10,700	174
Kenexa (1)	25,200	838
Mine Safety Appliances	1,800	66
Navigant Consulting (1)	14,900	294
Resources Global Professionals (1)	20,300	646
Stericycle (1)	7,800	589
Taleo, Class A (1)	20,200	276
Waste Connections (1)	9,500	395
		6,146
Construction & Engineering 0.6%		
Foster Wheeler (1)	7,500	414
Insituform Technologies (1)	5,200	134
		548
Electrical Equipment 0.8%		
AMETEK	3,000	96
Genlyte Group (1)	3,200	250

II-VI (1)	10,600	296
Thomas & Betts (1)	1,800	85
		727

Machinery 2.9%

Actuant, Class A	14,000	667
Bucyrus International, Class A	2,000	104
Kaydon	8,600	342
Kennametal	2,400	141
Manitowoc	6,200	368
Oshkosh Truck	14,500	702
Wabtec	6,800	207
		2,531

Marine 0.1%

Horizon Lines, Class A	2,600	70
		70

Road & Rail 0.7%

Dollar Thrifty Auto Group (1)	2,200	100
Old Dominion Freight Line (1)	22,750	548
		648

Trading Companies & Distributors 0.2%

Beacon Roofing Supply (1)	8,100	152
Interline Brands (1)	2,100	47
		199
Total Industrials & Business Services		15,167

INFORMATION TECHNOLOGY 25.7%

Communications Equipment 2.0%

ADTRAN	10,200	232
Anaren (1)	4,000	71
Avocent (1)	5,475	185
F5 Networks (1)	8,900	661

Inter-Tel	9,700	215
Plantronics	6,800	144
Polycom (1)	9,542	295
		1,803

Computers & Peripherals 1.0%

Avid Technology (1)	15,963	595
Intermec (1)	4,000	97
Rackable Systems (1)	4,600	142
		834

Electronic Equipment & Instruments 4.2%

Aeroflex (1)	46,000	539
Color Kinetics (1)	27,100	579
Cyberoptics (1)	31,300	397
FLIR Systems (1)	19,400	617
Itron (1)	9,000	466
Orbotech (1)	8,900	226
Scansource (1)	12,800	389
Symbol Technologies	14,100	211
TTM Technologies (1)	29,900	339
		3,763

Internet Software & Services 2.6%

aQuantive (1)	5,100	126
CNET Networks (1)	33,800	307
CyberSource (1)	29,000	320
Digital Insight (1)	11,000	423
Digital River (1)	5,500	307
Digitas (1)	17,200	231
Sina (1)	3,200	92
Websense (1)	17,400	397
WebSideStory (1)	10,700	135
		2,338

IT Services 3.3%		
CACI International, Class A (1)	7,800	441
Global Payments	9,600	444
Heartland Payment Systems	1,800	51
Inforte (1)	59,400	222
Moneygram International	16,400	514
NCI, Class A (1)	30,000	459
RightNow Technologies (1)	18,900	325
SI International (1)	1,200	39
SRA International, Class A (1)	15,400	412
		2,907
Office Electronics 0.1%		
Zebra Technologies (1)	3,400	118
		118
Semiconductor & Semiconductor Equipment 6.8%		
Advanced Energy Industries (1)	34,000	642
ATMI (1)	10,500	321
Cognex	19,800	472
Cohu	10,500	212
Cymer (1)	11,700	514
Entegris (1)	25,000	270
Exar (1)	11,000	143
Integrated Device Technology (1)	24,300	376
Intersil Holding, Class A	17,400	416
Micrel (1)	18,600	200
Microchip Technology	1,762	58
Omnivision Technologies (1)	8,300	113
ON Semiconductor (1)	78,300	593
Pericom Semiconductor (1)	8,000	92
PMC-Sierra (1)	13,400	90
Semtech (1)	23,500	307
Spansion, Class A (1)	12,600	187
Varian Semiconductor Equipment (1)	17,850	813

Virage Logic (1)	20,700	192
		6,011
Software 5.7%		
Activision (1)	20,000	345
Actuate (1)	29,700	176
Ansys (1)	7,400	322
Epicor Software (1)	13,600	184
FactSet Research Systems	7,500	423
Fair Isaac	10,056	409
Hyperion Solutions (1)	18,000	647
Informatica (1)	43,300	529
Jack Henry & Associates	7,800	167
Macrovision (1)	11,100	314
NAVTEQ (1)	6,000	210
Open Solutions (1)	5,400	203
Quest Software (1)	12,000	176
Radiant Systems (1)	33,250	347
Red Hat (1)	11,400	262
Sonic Solutions (1)	11,300	184
Wind River Systems (1)	12,500	128
Witness Systems (1)	1,900	33
		5,059
Total Information Technology		22,833
MATERIALS 1.0%		
Chemicals 0.4%		
Symyx Technologies (1)	15,700	339
		339
Construction Materials 0.1%		
Florida Rock Industries	2,000	86
		86

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $4,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $35,905,000 and $35,773,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2006. At December 31, 2006, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2006, the fund utilized $3,660,000 of capital loss carryforwards. As of December 31, 2006, the fund had $5,239,000 of capital loss carryforwards, of which $2,861,000 expire in 2010, and $2,378,000 expire in 2011.

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $63,221,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2010. Pursuant to this agreement, management fees in the amount of $47,000 were repaid during the year ended December 31, 2006. Management fees waived in the amount of $10,000 remain subject to repayment by the fund at December 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $66,000 for Price Associates, $216,000 for T. Rowe Price Services, Inc., and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $55,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $193,000 and $1,137,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 107,206 shares of the fund, representing 2% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1997	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
1997	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe
Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company; Vice President, Diversified
1997	Small-Cap Growth Fund
[15]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc., and T. Rowe Price Trust Company
Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Diversified Small-Cap Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc.
Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc., T. Rowe Price International, Inc.,
Fund	and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Diversified Small-Cap	T. Rowe Price; Vice President, T. Rowe Price
Growth Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Trust Company
Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Diversified Small-Cap Growth	Investment Services, Inc., T. Rowe Price
Fund	Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Diversified Small-Cap Growth Fund	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap Growth
Fund

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc.
Fund

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap Growth
Fund

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, Diversified Small-Cap Growth Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Paul W. Wojcik, CFA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc.
Fund

John Z. Wood, CFA (1972)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap Growth
Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007